SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

CACI INTERNATIONAL INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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, vote by October 17, 2022 11 :59 PM ET.

Your Vote Counts!   CACI INTERNATIONAL INC   2022 Annual Meeting  Vote by October 19, 2022 11 :59 PM ET. For shares held in a  Plan, vote by October 17, 2022 11 :59 PM ET.   CACI INTERNATIONAL INC  ATTN. SHAWN QUARNBERG  12021 SUNSET HILLS ROAD  RESTON, VA 20190   You invested in CACI INTERNATIONAL INC and it's time to vote!   You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on October 20, 2022.   Get informed before you vote   View the Notice & Proxy Statement, 1OK Wrap online OR you can receive a free paper or email copy of the material(s) by requesting  prior to October 06, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may   (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please  include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email  copy.  Smartphone users   Point your camera here and  vote without entering a   ~Inumber    Vote Virtually at the Meeting*   October 20, 2022   9:30 AM EST  Virtually at:  www.virtualshareholdermeeting.com/CACl2022   *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com   THIS IS NOT A VOTABLE BALLOT   This is an overview of the proposals being presented at the  upcoming shareholder meeting. Please follow the instructions on  the reverse side to vote these important matters.   Board  Voting Items Recommends   1 .  1a.  Election of Directors  Nominees:  Michael A. Daniels 0 For  1b. Lisa S. Disbrow 0 For  1C. Susan M. Gordon 0 For  1 d. William L. Jews 0 For  1e. Gregory G. Johnson 0 For  1 f. Ryan D. McCarthy 0 For  1 g. John S. Mengucci 0 For  1h. Philip 0. Nolan 0 For  1i. James L. Pavitt 0 For  1 j. Debora A. Plunkett 0 For  1k. William S. Wallace 0 For  2. To approve on a non-binding, advisory basis the compensation of our named executive officers; and 0 For  3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for  fiscal year 2023.  0 For   NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".